UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2015 (November 5, 2015)

U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL RESULTS

On November 5, 2015, U.S. Physical Therapy, Inc. (the “Company”) reported its results for the third quarter and nine months ended September 30, 2015 and will hold a conference call with investors at 9:30 Central Time on November 5. During the conference call, Adjusted EBITDA, a non-GAAP financial measure, for the three months, nine months and trailing twelve months ended September 30, 2015 will be discussed.

The following table reconciles adjusted net income attributable to common shareholders, the most directly comparable financial measure calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), to Adjusted EBITDA. Management believes providing Adjusted EBITDA to investors is useful information for comparing the Company’s period-to-period results.  Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization and equity compensation expense.

Adjusted EBITDA is not a measure of financial performance under GAAP. Items used to compute Adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to, or substitute for, net income attributable to common shareholders or net income including noncontrolling interests data presented in the consolidated financial statements as indicators of financial performance. Because Adjusted EBITDA is not a measurement determined in accordance with GAAP, and is thus susceptible to varying calculations, this measurement may not be comparable to other similarly titled measures of other companies.

For the three months ended September 30, 2015 (in thousands):
	2015	2014

Net revenues	$84,049	$77,716

Net income attributable to U. S. Physical Therapy, Inc.	5,818	5,216

Adjustments:
Depreciation and amortization	1,982	1,857
Interest, net (income) / expense	231	235
Noncontrolling interests	2,246	2,202
Equity grant expense	1,162	863
Provision for income taxes	3,654	3,625

Adjusted EBITDA from operations including noncontrolling interests	15,093	13,998

Noncontrolling interests	(2,246)	(2,202)

Adjusted EBITDA	$12,847	$11,796

For the nine months ended September 30, 2015 (in thousands):
	2015	2014

Net revenues	$244,578	$225,684

Net income attributable to U. S. Physical Therapy, Inc.	16,288	15,876

Adjustments:
Depreciation and amortization	5,656	4,682
Interest, net (income) / expense	717	819
Noncontrolling interests	7,044	7,285
Equity grant expense	3,368	2,456
Provision for income taxes	10,634	11,033

Adjusted EBITDA from operations including noncontrolling interests	43,707	42,151

Noncontrolling interests	(7,044)	(7,285)

Adjusted EBITDA	$36,663	$34,866

For the trailing twelve months ended September 30, 2015 (in thousands):
	2015	2014

Net revenues	$323,968	$294,289

Net income attributable to U. S. Physical Therapy, Inc.	21,265	19,779

Adjustments:
Depreciation and amortization	7,714	6,063
Interest, net (income) / expense	968	957
Noncontrolling interests	9,330	9,178
Equity grant expense	4,275	3,107
Provision for income taxes	13,875	14,471

Adjusted EBITDA from operations including noncontrolling interests	57,427	53,555

Noncontrolling interests	(9,330)	(9,178)

Adjusted EBITDA	$48,097	$44,377

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: November 5, 2015	By:	/s/ LAWRANCE W. MCAFEE
Lawrance W. McAfee
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)